UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 29, 2010

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2010, Sonus Networks, Inc. (the “Company”) announced that Gurudutt Pai stepped down as Executive Vice President and Chief Operating Officer of the Company, effective immediately, citing personal reasons.  In connection with Mr. Pai’s departure, the Company and Mr. Pai entered into a letter agreement dated December 29, 2010 (the “Separation Letter”).

Pursuant to the Separation Letter, Mr. Pai will receive the following:

•                  a lump sum payment equal to his annual base salary and target bonus;

•                  continuation of payment of the Company’s share of health benefits for 18 months;

•                  payment of unreimbursed expenses and any accrued but unused vacation pay;

•                  12-months forward vesting of certain unvested options;

•                  payment of $66,000 in lieu of the accelerated vesting of certain other unvested options;

•                  complete vesting of unvested restricted stock;

•                  termination of all performance shares; and

•                  payment of his 2010 bonus, if, as and when such bonuses are paid to other Company executives.

The foregoing summary of the Separation Letter is qualified in its entirety by reference to the full text of the Separation Letter, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.  A copy of the Employment Letter was filed as an exhibit to the Company’s Current Report on Form 8-K filed on December 15, 2008 and a copy of the Employment Letter, as amended, was filed as an exhibit to the Company’s Annual Report on Form 10-K filed on February 25, 2010.

On December 30, 2010, the Company issued a press release announcing Mr. Pai’s departure.  A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein.

Item 9.01.	Exhibits

(d)	Exhibits

	10.1	Separation Letter between Sonus Networks, Inc. and Gurudutt Pai dated December 29, 2010.

	99.1	Press Release dated December 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2010	SONUS NETWORKS, INC.

	By:	/s/ Wayne Pastore
Wayne Pastore
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

10.1	Separation Letter between Sonus Networks, Inc. and Gurudutt Pai dated December 29, 2010.

99.1	Press Release dated December 30, 2010.